                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):              November 15, 1996
                                                               -----------------


                      WEST COAST ENTERTAINMENT CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       0-28072                                             04-3278751
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


9990 Global Road, Philadelphia, Pennsylvania                            19115
--------------------------------------------------------------------------------
 (Address of principal executive offices)                             (Zip Code)


                                 (215) 677-1000
--------------------------------------------------------------------------------
               Registrant's Telephone Number, Including Area Code


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     The undersigned registrant hereby amends Item 7 of its Current Report on Form 8-K dated November 15, 1996 to read in its entirety as follows:


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.
          ------------------------------------------

          Upon further review, the Registrant has determined that, because none of the Recent Acquisitions are "significant" within the meaning of Rule 3-05 of Regulation S-X, no further financial information need be filed.

     (b)  Pro Forma Financial Information.
          --------------------------------

          Upon further review, the Registrant has determined that, because none of the Recent Acquisitions are "significant" within the meaning of Rule 3-05 of Regulation S-X, no further financial information need be filed.

     (c)  Exhibits.
          ---------

Exh. No.  Description
--------  -----------

10.78* Form of Asset Purchase Agreement by and among West Coast Entertainment Corporation, a Delaware corporation, and the Sellers identified on each SCHEDULE I filed herewith (each such SCHEDULE I sets forth the pertinent information with respect to each Seller and the terms of each transaction.)

10.79* Asset Purchase Agreement by and among West Coast Entertainment Corporation, a Delaware corporation, Ohio Entertainment Corporation, an Ohio corporation, and Ronald L. Davis.

10.80* Asset Purchase Agreement by and among West Coast Entertainment Corporation, a Delaware corporation, L.A. Video, Inc., an Ohio corporation, and Andrew Mitchell and Larry Williams (the "L.A. Video Agreement").

10.81* Instrument of Evidence of Indebtedness relating to the L.A. Video Agreement.

10.82* SCHEDULE I to Asset Purchase Agreement by and among West Coast Entertainment Corporation, a Delaware corporation, Kyle David Corp., Alexander Jordan Corp., Cochise Corp. and Michael Weisberg.

10.83* Asset Purchase Agreement by and among West Coast Entertainment Corporation, a Delaware corporation, First Choice Video, Inc., an Ohio corporation, Andrew Mitchell (the "First Choice Agreement").

10.84* Instrument of Evidence of Indebtedness relating to the First Choice Agreement.

10.85* Asset Purchase Agreement by and among West Coast Entertainment Corporation, a Delaware corporation, Wellesley Entertainment, Inc., a Massachusetts corporation, and Adrian Wilkins and William Roberts.

10.86* Asset Purchase Agreement by and among West Coast Entertainment Corporation, a Delaware corporation, and Great American Video Realty, Inc. and Franexco, Inc., New Jersey corporations, and Howard Frank and James E. Frank.

10.87* SCHEDULE I to Asset Purchase Agreement by and among West Coast Entertainment Corporation, a Delaware corporation, Broad & Park Video, Inc., a New Jersey corporation, and Ernest M. DeCaro III.

10.88* SCHEDULE I to Asset Purchase Agreement by and among West Coast Entertainment Corporation, a Delaware corporation, Wright Turn Video, Inc., a Florida corporation, and Benjamin Flamm and Donald Weiss (the "Flamm Weiss Agreement").

10.89* Instrument of Evidence of Indebtedness relating to the Flamm Weiss Agreement.

10.90* SCHEDULE I to Asset Purchase Agreement by and among West Coast Entertainment Corporation, a Delaware corporation, Wright Turn Entertainment, Inc., Wright Turn Entertainment II, Inc., Florida corporations, and Benjamin Flamm, Angelo Ibanez and Donald Weiss (the "Flamm Weiss Ibanez Agreement").

10.91*    Instrument of Evidence of Indebtedness to the Flamm Weiss Ibanez
          Agreement.

10.92* SCHEDULE I to Asset Purchase Agreement by and among West Coast Entertainment Corporation, a Delaware corporation, Pottstown Video, Inc., Coventry Video, Inc., C&V Group, Inc., Shamokin W.C. Video, Inc., Berwick W.C. Video, Inc., Danville W.C. Video, Inc., Bloomsburg W.C. Video, Inc., Family Country Video, Inc. and Spring Ford W.C. Video, Inc., Pennsylvania corporations, and Laurie Curran, Edward Skypala and Vaughn Zimmerman.

10.93* SCHEDULE I to Asset Purchase Agreement by and among West Coast Entertainment Corporation, a Delaware corporation, Dogwood Hill Enterprises, Inc., a Pennsylvania corporation, and Edwin Knight.

--------------------
* Previously filed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 1997                       WEST COAST ENTERTAINMENT CORPORATION
                                                        (Registrant)



                                            /s/ Donald R. Thomas
                                            ------------------------------------
                                            By: Donald R. Thomas
                                                Chief Operating Officer